T. Rowe Price Global Real Estate Fund

Supplement to Summary Prospectus Dated May 1, 2014

The portfolio manager table under “Management” is supplemented as follows:

Effective April 1, 2015, Nina P. Jones will replace David M. Lee as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Ms. Jones joined T. Rowe Price in 2008.

The date of this supplement is June 26, 2014.

F173-041-S 6/26/14